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                                                                      EXHIBIT 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-94451) pertaining to the Polaris 401(k) Retirement Savings Plan of our report dated June 3, 2002 with respect to the financial statements and schedule of the Polaris 401(k) Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.

                                            /s/Ernst & Young LLP

Minneapolis, Minnesota
June 13, 2002





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